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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 22, 1998
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                                (Date of Report)


                                PLD Telekom Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                                 0-20444                          13-3950002
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 (State or other jurisdiction of                  (Commission                        (I.R.S. Employer
 incorporation or organization)                   File Number)                         ID No.)


          680 Fifth Avenue, 24th Floor                                                       10019
          New York, New York
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 (Address of principal executive offices)                                                  (Zip Code)


                                                (212) 262-6060
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                             (Registrant's telephone number, including area code)



----------------------------------------------------------------------------------------------------------
                             (Former name, former address and former fiscal year,
                                         if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On April 19, 1998, the Registrant entered into agreements with News America Incorporated ("News America") and Cable and Wireless plc ("Cable & Wireless") regarding, among other things, the acquisition by the Registrant of an additional 11% interest in its subsidiary PeterStar Company Limited and a 50% interest in Belcel, a mobile telephone business in Belarus. In connection with these acquisitions, the Registrant has agreed to issue an aggregate of 4.2 million shares of its Common Stock.

         The Registrant hereby incorporates by reference the press release relating to these transactions, which is attached hereto as Exhibit
99.1 and made a part hereof, into this Item 5.

         In addition, the Asset Exchange Agreement between the Registrant and News America and the Stock Purchase Agreement between the Registrant and Cable & Wireless are filed as exhibits to this Report, as Exhibits 99.2 and 99.3 respectively, and are incorporated into and made a part of this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired:  None

(b)      Pro Forma Financial Information:  None

(c)      Exhibits:

         99.1     Press Release, dated April 20, 1998.

         99.2 Asset Exchange Agreement, dated April 19, 1998, between News America Incorporated and PLD Telekom Inc.

         99.3 Stock Purchase Agreement, dated April 19, 1998, between PLD Telekom Inc. and Cable and Wireless plc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PLD TELEKOM INC.


Date:  April 22, 1998                By:       /s/ Simon Edwards
                                         ---------------------------------
                                               Simon Edwards
                                               Chief Financial Officer and
                                               Treasurer





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                                 EXHIBIT INDEX


         Exhibit

         99.1    Press Release, dated April 20, 1998.

         99.2 Asset Exchange Agreement, dated April 19, 1998, between News America Incorporated and PLD Telekom Inc.

         99.3 Stock Purchase Agreement, dated April 19, 1998, between PLD Telekom Inc. and Cable and Wireless plc.





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